Exhibit 99.2

Shareholder Update
August 2011

Forward-Looking Statements
Certain statements in this Shareholder Update, and other written or oral statements made by or on behalf of us are "forward-looking statements" within the meaning of the federal securities laws. Statements regarding future events and developments and our future performance, as well as management's expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. Forward looking statements include, without limitation, statements regarding market activity, synergies that may be realized from the acquisition of International Resource Partners LP (IRP), demand for and trends related to metallurgical coal and thermal coal and all guidance figures. These forward-looking statements are subject to a number of risks and uncertainties. These risks and uncertainties include, but are not limited to, the following: a change in the demand for coal by electric utility customers; the loss of one or more of our largest customers; inability to secure new coal supply agreements or to extend existing coal supply agreements at market prices; our dependency on railroads for transportation of a large percentage of our products; failure to exploit additional coal reserves; the risk that reserve estimates are inadequate; failure to diversify our operations; increased capital expenditures; encountering difficult mining conditions; increased costs of complying with mine health and safety regulations; bottlenecks or other difficulties in transporting coal to our customers; delays in the development of new mining projects; increased cost of raw materials; the effects of litigation, regulation and competition; lack of availability of financing sources; our compliance with debt covenants; the risk that we are unable to successfully integrate acquired assets into the business; our cash flows, results of operation or financial condition; the consummation of acquisition, disposition or financing transactions and the effect thereof on our business; governmental policies and regulatory actions; legal and administrative proceedings, settlements, investigations and claims; weather conditions or catastrophic weather-related damage; our production capabilities; availability of transportation; market demand for coal, electricity and steel; competition; our relationships with, and other conditions affecting, our customers; employee workforce factors; our assumptions concerning economically recoverable coal reserve estimates; future economic or capital market conditions; our plans and objectives for future operations and expansion or consolidation; our ability to integrate successfully operations that we have or may acquire or develop in the future, including those of IRP, or the risk that any such integration could be more difficult, time-consuming or costly than expected; the consummation of financing transactions, acquisitions or dispositions and the related effects on our business; uncertainty of our expected financial performance following completion of the IRP acquisition; disruption from the IRP acquisition making it more difficult to maintain relationships with customers, employees or suppliers; and
the other risks detailed in our reports filed with the Securities and Exchange Commission (SEC). The Company’s management believes that these forward-looking statements are reasonable; however, you should not place undue reliance on such statements. These statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

Agenda
● Opening Comments
● Market Review
● 2011 Guidance
● Miscellaneous

Opening Comments
Summary
● Earnings Per Share of $0.31, Before Acquisition and
 Recapitalization Expenses
● Earnings Per Share of $0.31, Before Acquisition and
 Recapitalization Expenses
 ● Acquisition and Recapitalization Expenses, After Tax, of
 $10.4 million, or $0.29 Per Share
 ● Acquisition and Recapitalization Expenses, After Tax, of
 $10.4 million, or $0.29 Per Share
● Adjusted EBITDA Plus Acquisition Costs of $54.4 Million
● Adjusted EBITDA Plus Acquisition Costs of $54.4 Million
● Completed Acquisition of IRP and Logan & Kanawha
● Completed Acquisition of IRP and Logan & Kanawha
 ● Integration is Substantially Complete
 ● Integration is Substantially Complete
● Seeing Increased Market Activity in Domestic Thermal Market
● Seeing Increased Market Activity in Domestic Thermal Market

Agenda
● Operations Review
● Opening Comments
● Market Review
● 2011 Guidance
● Miscellaneous

Operations Review
Safety/Regulatory
● 2nd Quarter NFDL Rate of 1.49
● 2nd Quarter NFDL Rate of 1.49
● All Tracking and Communication Systems Installed
● All Tracking and Communication Systems Installed
● Began Several Projects to “Seal Off” Underground Areas
 to Reduce Size of Mines Due to New MSHA Requirements
● Began Several Projects to “Seal Off” Underground Areas
 to Reduce Size of Mines Due to New MSHA Requirements
● Managing Through Surface Permit Delays
● Managing Through Surface Permit Delays
● Successfully Rescued 3 Miners that were Trapped at the
 Jellico Mine (Bell County) When the Mine Flooded
● Successfully Rescued 3 Miners that were Trapped at the
 Jellico Mine (Bell County) When the Mine Flooded

Operations Review
Central Appalachia
● Jellico Flood
● Jellico Flood
 ● Flooded by +10m Gallons of Water Due to 100 year Rainfall
 ● Flooded by +10m Gallons of Water Due to 100 year Rainfall
 ● No Citations Have Been Issued
 ● No Citations Have Been Issued
 ● One Section Began Producing Late July
 ● One Section Began Producing Late July
 ● Second Section will Re-Start Late August
 ● Second Section will Re-Start Late August
● Began Production at Replacement Mine at Leeco
● Began Production at Replacement Mine at Leeco
● Began the Development and Construction of Several
 Replacement Mines (Underground and Surface)
● Began the Development and Construction of Several
 Replacement Mines (Underground and Surface)
 ● Completed $3.5 Million Upgrade of Bledsoe BL#1 Plant
 ● Completed $3.5 Million Upgrade of Bledsoe BL#1 Plant
 ● Confident in Original Synergies Estimate of $25 Million
 ● Confident in Original Synergies Estimate of $25 Million

Operations Review
Illinois Basin
● Adjusted Operating Schedules to Match Shipments
● Adjusted Operating Schedules to Match Shipments
● Completed Production at Hurricane Surface Mine and
 Moved Equipment to Log Creek Surface Mine
● Completed Production at Hurricane Surface Mine and
 Moved Equipment to Log Creek Surface Mine
● Log Creek Preparation Plant Expected to Begin
 Processing Coal Late in the 4th Quarter
● Log Creek Preparation Plant Expected to Begin
 Processing Coal Late in the 4th Quarter
● Began Construction of the Log Creek Rail Loadout
● Began Construction of the Log Creek Rail Loadout
● Cost Pressures From Raw Materials
● Cost Pressures From Raw Materials

Agenda
● Opening Comments
● Market Review
● 2011 Guidance
● Miscellaneous

10
Market Review

Metallurgical Coal
 ● Volatile Pricing Due to Supply Shocks and Divergent
 Economic Growth Around the World
 ● Volatile Pricing Due to Supply Shocks and Divergent
 Economic Growth Around the World
 ● Some Low Quality B Met Coal May Not Stay in the
 Met Market
 ● Some Low Quality B Met Coal May Not Stay in the
 Met Market
 ● Long-Term View Continues to be Very Bullish
 ● Long-Term View Continues to be Very Bullish
 ● New Sources of Global Metallurgical Coal are Having
 Development Problems
 ● New Sources of Global Metallurgical Coal are Having
 Development Problems

Market Review

12
Market Review

Domestic Thermal Market
Coal Fired Generation
Down Marginally Compared with 2010
CSX Utility Shipments
Down 12% in Q-2
Eastern U.S. Production
Basically Flat Compared With 2010
CSX Export Shipments
Up 30% in Q-2

13
Market Review

Domestic Thermal Market
 ● Interest in Spot Coal Picking Up
 ● Interest in Spot Coal Picking Up
 ● More RFP’s for Long and Short-Term Contracts
 ● More RFP’s for Long and Short-Term Contracts
 ● New Log Creek Rail Loadout will Open Door to New
 Markets for Triad (Indiana) Coal
 ● New Log Creek Rail Loadout will Open Door to New
 Markets for Triad (Indiana) Coal
 ● Actively Engaged with Several Customers Regarding
 Forward Contracting of Triad Production
 ● Actively Engaged with Several Customers Regarding
 Forward Contracting of Triad Production

Agenda
● Opening Comments
● Market Review
● 2011 Guidance
● Miscellaneous

Total JRCC Operations
(In $’s in 000’s except tax rate)
(1) Adjusted EBITDA plus acquisition cost is used to determine compliance with financial covenants in our revolving credit facility
(2) Includes both maintenance and growth capital expenditures
2011 Guidance
	Six Months Ended June 30, 2011	Guidance (July - December, 2011)	Total 2011
Adjusted EBITDA plus acquisition cost (1)	78,151	95,000 - 105,000	173,151 - 183,151
Selling, General and Administrative	24,181	28,000	52,181
Depreciation, Depletion and Amortization	44,245	60,000	104,245
Interest Expense	23,458	28,000	51,458
Tax Rate		15%	15%
Capital Expenditures(2)	58,306	85,000	143,306

2011 Guidance

Guidance by Segment
(in 000’s except per ton amounts)
Guidance
	Tons Shipped	Cash Cost (1)
Central Appalachia		$87.00 - 90.00
Thermal	7,000 - 7,300
Metallurgical	2,000 - 2,200
Midwest	2,600 - 2,700	$36.00-37.00
1.  Cash Costs in CAPP include metallurgical coal purchased for blending purposes
1.  Cash Costs in CAPP include metallurgical coal purchased for blending purposes

Agenda
● Opening Comments
● Market Review
● 2011 Guidance
● Miscellaneous

Miscellaneous
Upcoming Investor Conferences and Meetings (Webcast May be Accessed at www.jamesrivercoal.com)
September 27, 2011	Davenport & Co. 6th Annual Metals and Mining Conference	New York
October 6, 2011	Johnson Rice Energy Conference	New Orleans
November 16-17, 2011	Dahlman Rose 2nd Annual Global Metals, Mining and Materials Conference	New York
December 1, 2011	UBS Coal Conference	Boston
Early November	3rd Quarter Earnings

Question and Answer
Session